7. Income Taxes (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Income Taxes Details
Federal tax (benefit) at statutory rate	$ (564,259)	$ (665,257)
Expiration of net operating loss carryforwards	533,950	1,794,072
Expiration of tax credits	0	33,000
Change in valuation allowance	30,403	(1,162,821)
Other	(94)	1,006
Provision for income taxes, net	$ 0	$ 0